Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of September 9, 2015 (this “Amendment”) is entered into among Dycom Industries, Inc., a Florida corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, have entered into that certain Credit Agreement, dated as of December 3, 2012 (as amended and restated by that certain First Amendment to Credit Agreement and First Amendment to Pledge Agreement, dated as of April 24, 2015, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders party hereto amend the Credit Agreement as set forth below;

WHEREAS, the Administrative Agent and the Lenders agree to provide such requested amendments subject to the terms and conditions herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Incorporation of Recitals.  The recitals to this Amendment are incorporated fully and made a part of this Amendment.

2.           Amendments to Credit Agreement.  The Credit Agreement is amended as follows:

(a)           The following new definitions are included in Section 1.01 of the Credit Agreement in the proper alphabetical order as follows:

“Capped Call Transactions” means one or more call options (or substantively equivalent derivative transaction) referencing the Borrower’s Equity Interests purchased by the Borrower (or a Restricted Subsidiary) in connection with the issuance of Convertible Bond Indebtedness with a strike or exercise price (howsoever defined) initially equal to the conversion price or exchange price (howsoever defined) of the related Convertible Bond Indebtedness (subject to rounding) (whether settled in shares, cash or a combination thereof) and limiting the amount deliverable to the Borrower (or a Restricted Subsidiary) upon exercise thereof based on a cap or upper strike price (howsoever defined).

“Convertible Bond Hedge Transactions” means one or more call options (or substantively equivalent derivative transaction) referencing the Borrower’s Equity Interests purchased by the Borrower (or a Restricted Subsidiary) requiring the counterparty thereto to deliver to the Borrower or such Restricted Subsidiary shares of common stock of the Borrower, the cash value of such shares or a combination thereof from time to time upon exercise of such option in connection with the issuance of Convertible Bond Indebtedness with a strike or exercise price

(howsoever defined) initially equal to the conversion or exchange price (howsoever defined) of the related Convertible Bond Indebtedness (subject to rounding).

“Convertible Bond Indebtedness” means Indebtedness having a feature which entitles the holder thereof to convert or exchange all or a portion of such Indebtedness into or by reference to Equity Interests of the Borrower.

“Discharged” means, with respect to any Indebtedness that has been fully defeased (pursuant to a contractual or legal defeasance) or discharged in full pursuant to the irrevocable prepayment or deposit of amounts sufficient to satisfy such Indebtedness as it becomes due or irrevocably called for redemption (and regardless of whether such Indebtedness constitutes a liability on the balance sheet of the obligors thereof).

“Threshold Amount” means, so long as the Senior Subordinated Notes are outstanding, $25,000,000, and at any time thereafter, $35,000,000.

“Warrant Transactions” means one or more call options, warrants or rights to purchase (or substantively equivalent derivative transaction) referencing the Borrower’s common stock, which for the avoidance of doubt may be settled by a delivery of shares of the Borrower’s common stock or cash, written by the Borrower or a Restricted Subsidiary substantially contemporaneously with the purchase by the Borrower or such Restricted Subsidiary of Convertible Bond Hedge Transactions and having an initial strike or exercise price (howsoever defined) greater than the strike or exercise price (howsoever defined) of such Convertible Bond Hedge Transactions.

(b)           The definition of “Equity Interests” in Section 1.01 of the Credit Agreement is amended by adding the following proviso to the end of such definition: “provided, however, that Equity Interests shall not include Convertible Bond Indebtedness, Capped Call Transactions, Convertible Bond Hedge Transactions and Warrant Transactions.”.

(c)           The definition of “Funded Debt” in Section 1.01 of the Credit Agreement is amended by restating the final proviso to such definition as follows: “provided, however, that Funded Debt shall not include (i) Indebtedness among the Credit Parties and the Restricted Subsidiaries to the extent such Indebtedness would be eliminated on a consolidated basis and (ii) any Indebtedness that has been Discharged.”.

(d)           The definition of “Permitted Investments” in Section 1.01 of the Credit Agreement is amended by deleting the “and” at the end of subsection (k), (ii), renumbering subsection (l) as subsection (m) and (iii) adding a new subsection (l) in the proper alphabetical order as follows:

(l)           to the extent constituting Investments, Investments in Convertible Bond Hedge Transactions, Capped Call Transactions and Warrant Transactions; and

(e)           The definition of “Permitted Liens” in Section 1.01 of the Credit Agreement is amended by (i) deleting the “and” at the end of subsection (l), (ii) renumbering subsection (m) as subsection (n) and (iii) adding a new subsection (m) in the proper alphabetical order as follows:

(m)           Liens on deposits with respect to Indebtedness that has been Discharged; and

(f)           The definition of “Restricted Payment” in Section 1.01 of the Credit Agreement is amended in its entirety as follows:

“Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of Equity Interest of any Credit Party or any Restricted Subsidiary, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Equity Interest of any Credit Party or any Restricted Subsidiary, now or hereafter outstanding (including without limitation any payment to any employee of the Borrower in respect of equity awards to such employee but excluding payments in cash in lieu of fractional shares), (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Equity Interest of any Credit Party or any Restricted Subsidiary, now or hereafter outstanding (other than payments in cash in lieu of fractional shares), (d) any payment or prepayment of principal of, premium, if any, or interest on, redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Indebtedness other than (i) any Permitted Refinancing thereof with Subordinated Indebtedness or (ii) in the case of the Senior Subordinated Notes, any Permitted Refinancing thereof in accordance with Section 8.01(j) and (e) any payment made in cash to holders of Convertible Bond Indebtedness (excluding (i) any required payment of interest with respect to such Convertible Bond Indebtedness, (ii) any payment of cash in lieu of a fractional share due upon conversion thereof and (iii) any Permitted Refinancing of such Convertible Bond Indebtedness) in excess of the principal (or notional) amount thereof, unless and to the extent that such cash payment arises from the conversion of such Convertible Bond Indebtedness by the holder thereof and such conversion triggers or corresponds to an exercise or early unwind or settlement of a corresponding portion of a Convertible Bond Hedge Transaction and/or Capped Call Transaction relating to such Convertible Bond Indebtedness substantially concurrently with (or a commercially reasonable period of time prior to or after) the payment to such holders of Convertible Bond Indebtedness.

(g)           The definition of “Swap Contract” in Section 1.01 of the Credit Agreement is amended by adding the following sentence to the end of such definition as follows: “Notwithstanding the foregoing, for the avoidance of doubt, Capped Call Transactions, Convertible Bond Hedge Transactions and Warrant Transactions, and any arrangements or agreements related thereto, and any accelerated share repurchase contract, forward share purchase contract or similar contract with respect to the purchase by the Borrower of the Equity Interests of Borrower shall not constitute Swap Contracts.”

(h)Section 1.03(c) of the Credit Agreement is amended as follows:

(c)Calculations.  Notwithstanding the above, the parties hereto acknowledge and agree that:

(i) all calculations of the financial covenants in Section 7.07 (including for purposes of determining the Applicable Rate) shall be made on a Pro Forma Basis with respect to any Disposition (other than Permitted Dispositions), Involuntary Disposition or Acquisition occurring during the applicable period; and

(ii)for purposes of all calculations hereunder, the principal amount of Convertible Bond Indebtedness shall be the outstanding principal, valued at par.

(i)Section 8.01(i) of the Credit Agreement is amended to read as follows:

(i)Indebtedness of the Credit Parties and Restricted Subsidiaries not otherwise contemplated in this Section 8.01 in an aggregate amount not to exceed the sum of (i) $20,000,000 at any time outstanding plus (ii) such additional amount so long as at the time of incurrence, the Consolidated Leverage Ratio is less than or equal to 2.75:1.00 on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness; provided that (x) not more than $50,000,000 of such Indebtedness may be secured and (y) the aggregate principal amount of all Indebtedness incurred by Restricted Subsidiaries that are not Credit Parties pursuant to this Section 8.01(i) shall not exceed $30,000,000 at any time outstanding;

(j)Section 8.01(n) of the Credit Agreement is amended to read as follows:

(n)Indebtedness consisting of Investments permitted by clauses (c), (j), (k), (l) and (m) the definition of Permitted Investments;

(k)Section 8.01 of the Credit Agreement is amended by (i) deleting the “and” at the end of subsection (p), (ii) renumbering subsection (q) as subsection (r) and (iii) adding a new subsection (q) in the proper alphabetical order as follows:

(q)unsecured Convertible Bond Indebtedness, as the same may be refinanced pursuant to any Permitted Refinancing thereof; provided that at the time of incurrence, the Consolidated Leverage Ratio is less than or equal to 2.75:1.00 on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness; and

(l)Section 8.08 of the Credit Agreement is amended by amending and restating clause (iii) thereof as follows:

(iii) any document or instrument governing Indebtedness incurred pursuant to Sections 8.01(c), (i), (j), (k), (o) or (q); provided that with respect to Indebtedness incurred pursuant to Sections 8.01(i), (j), (k) and (q), any such restriction shall not apply to this Credit Agreement or any other Credit Document,

(m)Section 8.09 of the Credit Agreement is amended in its entirety as follows:

Each of the Credit Parties will not, nor will it permit any of its Restricted Subsidiaries to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends or other distributions payable solely in the same class of Equity Interests of such Person; (b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries); (c) subject to the subordination terms thereof, to make regularly scheduled interest payments under the Senior Subordinated Notes and other Subordinated Indebtedness; (d) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Borrower or any Restricted Subsidiary of the Borrower held by any current or former officer, director or employee of the Borrower or any of its Restricted Subsidiaries pursuant to any equity subscription agreement, stock option agreement, shareholders’ agreement or similar agreement; provided that (i) the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests may not exceed $20,000,000 in any twelve (12)-month period plus the portion of such amount available but unused from prior twelve (12)-month periods and (ii) such amount in any calendar year may be increased by an amount not to exceed (A) the net cash proceeds received by the Borrower from the sale of Equity Interests (other than Disqualified Stock) of the Borrower to members of management or directors of the Borrower and its Restricted

Subsidiaries that occurs after the First Amendment Effective Date (to the extent such cash proceeds from the sale of such Equity Interests have not otherwise been applied to the payment of Restricted Payments), plus (B) the net cash proceeds of key man life insurance policies received by the Borrower and its Restricted Subsidiaries after the First Amendment Effective Date, less (C) the amount of any Restricted Payments made pursuant to clauses (ii)(A) and (ii)(B) of this clause (d); (e) the repurchase of Equity Interests deemed to occur (i) upon the exercise of stock options, warrants or other convertible securities (other than, for the avoidance of doubt, convertible securities constituting Convertible Bond Indebtedness) to the extent such Equity Interests represent a portion of the exercise price thereof or (ii) upon the transfer of shares of restricted stock to the Borrower in connection with the payment of withholding tax by the Borrower or a Restricted Subsidiary following a sale of shares of restricted stock by the holder thereof; (f) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, (i) to make dividends, repurchase shares of its Equity Interests and make other Restricted Payments in an aggregate amount not to exceed $135,000,000 for the period from the First Amendment Effective Date through the Maturity Date and (ii) if the Consolidated Leverage Ratio would be less than or equal to 2.75 to 1.0 as of the last fiscal quarter end on a Pro Forma Basis, after giving effect thereto, to make unlimited dividends, share repurchases and other Restricted Payments (it being understood and agreed that Restricted Payments made pursuant to this clause (ii) shall not be included in the calculation of the amount available for Restricted Payments pursuant to the foregoing clause (i)); (g) the Borrower may (i) enter into Capped Call Transactions, Convertible Bond Hedge Transactions and Warrant Transactions in connection with the issuance of Convertible Bond Indebtedness permitted under Section 8.01(q) and satisfy its obligations to pay premiums upon entering into such transactions and (ii) make any payment in connection therewith by delivery of shares of the Borrower’s common stock upon net share settlement thereof (together with cash in lieu of fractional shares) or set-off, netting and/or payment of an early termination payment or similar payment thereunder upon any early termination thereof, in each case made in Borrower’s common stock; (h) the Borrower may issue shares of its common stock, make cash payments of interest required pursuant to the related indenture, make cash payments required to be made under the related indenture in an amount (excluding any required payment of interest with respect to such Convertible Bond Indebtedness and excluding any payment of cash in lieu of a fractional share) equal to or less than the principal amount of the Convertible Bond Indebtedness in respect of which such cash payment is made and/or make cash payments in lieu of issuing fractional shares, in each case, to satisfy obligations in respect of Convertible Bond Indebtedness (including, for the avoidance of doubt, cash payments in lieu of issuing fractional shares pursuant to the terms of any related Capped Call Transaction, Convertible Bond Hedge Transaction or Warrant Transaction); (i) the Borrower may make cash payments to satisfy obligations in respect of Convertible Bond Indebtedness, Capped Call Transactions, Convertible Bond Hedge Transactions and Warrant Transactions solely to the extent the Borrower does not have the option of satisfying such payment obligations through the issuance of the Borrower’s common stock or is required to satisfy such payment obligations in cash, it being understood and agreed that any payment made in cash in connection with Convertible Bond Indebtedness, Capped Call Transactions, Convertible Bond Hedge Transactions and Warrant Transactions by set-off, netting and/or payment of an early termination payment or similar payment thereunder upon any early termination thereof, in each case, after using commercially reasonable efforts to satisfy such obligation (or the portion thereof remaining after giving effect to any netting or set-off against termination or similar payments under an applicable Convertible Bond Hedge Transaction) by delivery of shares of the Borrower’s common stock shall be deemed to be a payment obligation required to be satisfied in cash; (j) the Borrower may receive shares of its own common stock and/or cash on account of settlements and/or terminations of any Convertible Bond Hedge Transactions, Capped Call Transactions or Warrant Transactions; and (k) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Borrower in connection with any Convertible Bond Indebtedness with proceeds received (or substantially simultaneously received) from the issuance of such Convertible Bond Indebtedness, in an aggregate amount not to exceed $80,000,000.

(n)Section 8.11 of the Credit Agreement is amended by amending and restating clause (b) thereof as follows:

(b) pursuant to any document or instrument governing Indebtedness incurred pursuant to Sections 8.01(c), (i), (j), (k), (o) or (q) provided that, (i) with respect to Indebtedness incurred pursuant to Section 8.01(c), any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith and (ii) with respect to Indebtedness incurred pursuant to Sections 8.01(i), (j), (k), (o) and (q), any such restriction shall not apply to this Credit Agreement or any other Credit Document, and

(o)Section 9.01(d) of the Credit Agreement is amended in its entirety as follows:

(d)Any Credit Party or any of its Restricted Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than as specified in clause (a) above) in a principal amount outstanding of at least the Threshold Amount in the aggregate for the Credit Parties and their Restricted Subsidiaries beyond the period of grace (not to exceed thirty (30) days), if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness in a principal amount outstanding of at least the Threshold Amount in the aggregate for the Credit Parties and their Restricted Subsidiaries or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or required to be prepaid, repurchased or redeemed prior to its stated maturity; provided that this clause (d) shall not apply to (x) Indebtedness that becomes due as a result of a voluntary sale, transfer or other disposition (including as a result of a casualty or condemnation event) of property or assets, (y) termination events or similar events pursuant to the terms of any Swap Contract (other than a failure to make a payment required as a result of such termination or similar event) and (z) any redemption, settlement, conversion (or satisfaction of a condition permitting holders of Convertible Bond Indebtedness to convert), required repurchase (or satisfaction of a condition permitting holders of Convertible Bond Indebtedness to require the repurchase) or offer to repurchase of Convertible Bond Indebtedness in accordance with its terms and the satisfaction by the Borrower or any Restricted Subsidiary of its obligations in connection therewith (other than, in either case, as a result of a default by the Borrower or any Restricted Subsidiary thereunder or an event of the type that constitutes an Event of Default); or

(p)Section 9.01(f) of the Credit Agreement is amended in its entirety as follows:

(f)One (1) or more judgments or decrees shall be entered against any Credit Party or any of its Restricted Subsidiaries involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of the Threshold Amount or more and all such judgments or decrees shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

3.           Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent (the “Effective Date”):

(a)           Execution of Amendment.  Receipt of counterparts of this Amendment executed by a duly authorized officer of each of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

(b)           Fees and Expenses.  Receipt by the Administrative Agent and the Lenders of all fees then owing on the Effective Date and receipt by legal counsel to the Administrative Agent of all reasonable and documented fees, expenses and disbursements required to be paid on or before the Effective Date that have been invoiced a reasonable period of time prior to the Effective Date.

4.           Miscellaneous.

(a)           [Reserved].

(b)           Each Credit Party (i) agrees to all of the terms and conditions of this Amendment, (ii) agrees that, except as expressly set forth in this Amendment, this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Credit Documents, (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Credit Documents and (v) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting.

(c)           Effective as of the Effective Date, all references to the Credit Agreement in each of the Credit Documents shall mean the Credit Agreement as amended by this Amendment.

(d)           Each of the Credit Parties hereby represents and warrants to the Administrative Agent as follows:

(i)           such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii)          this Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii)         no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment.

(e)           Each Credit Party represents and warrants to the Lenders that after giving effect to this Amendment (i) the representations and warranties of such Credit Party set forth in Article VI of the Credit Agreement and the other Loan Documents are (x) with respect to representations and warranties that contain a materiality qualification, true and correct (after giving effect to such materiality qualification set forth therein) and (y) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, as of the date hereof with the same effect as if made on an as of the date hereof, except to the extent such representation and warranties expressly relate solely to an earlier date in which case such representations and warranties were (A) with respect to representations and warranties that contain a materiality qualification, true and correct (after giving effect to such materiality qualification set forth therein) and (B) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case, as of such earlier date and (ii) no Default exits.

(f)           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g)           This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	DYCOM INDUSTRIES, INC., a Florida corporation

	By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Senior Vice President and Chief Financial Officer

GUARANTORS:
ANSCO & ASSOCIATES, LLC
a Delaware limited liability company

APEX DIGITAL, LLC
a Delaware limited liability company

BLAIR PARK SERVICES, LLC
a Delaware limited liability company

BROADBAND EXPRESS, LLC
a Delaware limited liability company

BROADBAND INSTALLATION SERVICES, LLC
a Delaware limited liability company

C-2 UTILITY CONTRACTORS, LLC
a Delaware limited liability company

CABLECOM, LLC
a Delaware limited liability company

CABLECOM OF CALIFORNIA, INC.
a Delaware corporation

CAVO BROADBAND COMMUNICATIONS, LLC
a Delaware limited liability company

CCLC, INC. a Delaware corporation

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

[Signatures continue on next page]

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

CERTUSVIEW LEASING, LLC
a Delaware limited liability company

CMI SERVICES, LLC
a Florida limited liability company

COMMUNICATIONS CONSTRUCTION GROUP, LLC
a Delaware limited liability company

COMMUNICATION SERVICES, LLC
a North Carolina limited liability company

DYCOM CAPITAL MANAGEMENT, INC.
a Delaware corporation

DYCOM CORPORATE IDENTITY, INC.
a Delaware corporation

DYCOM IDENTITY, LLC
a Delaware limited liability company

DYCOM INVESTMENTS, INC.
a Delaware corporation

ENGINEERING ASSOCIATES, LLC
a Georgia limited liability company

ERVIN CABLE CONSTRUCTION, LLC
a Delaware limited liability company

FIBER TECHNOLOGIES SOLUTIONS, LLC,
a Delaware limited liability company

GLOBE COMMUNICATIONS, LLC
a North Carolina limited liability company

GOLDEN STATE UTILITY CO.
a Delaware corporation

IVY H. SMITH COMPANY, LLC a Delaware limited liability company

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

[Signatures continue on next page]

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

KANAAN COMMUNICATIONS, LLC
a Delaware limited liability company

LAMBERT’S CABLE SPLICING COMPANY, LLC
a Delaware limited liability company

LOCATING, INC.
a Washington corporation

NEOCOM SOLUTIONS, LLC
a Georgia limited liability company

NICHOLS CONSTRUCTION, LLC
a Delaware limited liability company

NIELS FUGAL SONS COMPANY, LLC
a Delaware limited liability company

NORTH SKY COMMUNICATIONS, INC.
a Delaware corporation

PARKSIDE SITE & UTILITY COMPANY CORPORATION
a Delaware corporation

PARKSIDE UTILITY CONSTRUCTION, LLC
a Delaware limited liability company

PAULEY CONSTRUCTION INC.
an Arizona corporation

POINT TO POINT COMMUNICATIONS, INC.
a Louisiana corporation

PRECISION VALLEY COMMUNICATIONS OF VERMONT, LLC
a Delaware limited liability company

PRINCE TELECOM, LLC a Delaware limited liability company

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

[Signatures continue on next page]

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

PROFESSIONAL TELECONCEPTS, LLC
an Illinois limited liability company

PROFESSIONAL TELECONCEPTS, LLC
a New York limited liability company

RJE TELECOM, LLC
a Delaware limited liability company

SAGE TELECOMMUNICATIONS CORP. OF COLORADO, LLC
a Colorado limited liability company

SPECTRUM WIRELESS SOLUTIONS, LLC
a Delaware limited liability company

STAR CONSTRUCTION, LLC
a Delaware limited liability company

STEVENS COMMUNICATIONS, LLC
a Delaware limited liability company

TCS COMMUNICATIONS, LLC
a Delaware limited liability company

TESINC, LLC
a Delaware limited liability company

TJADER & HIGHSTORM UTILITY SERVICES, LLC
a Delaware limited liability company

TRAWICK CONSTRUCTION COMPANY, LLC
a Florida limited liability company

TRIPLE-D COMMUNICATIONS, LLC
a Delaware limited liability company

UNDERGROUND SPECIALTIES, LLC
a Delaware limited liability company

UTILIQUEST, LLC a Georgia limited liability company

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

[Signatures continue on next page]

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

VCI CONSTRUCTION, LLC a Delaware limited liability company VCI UTILITY SERVICES HOLDINGS, LLC a Delaware limited liability company

WHITE MOUNTAIN CABLE CONSTRUCTION, LLC a Delaware limited liability company

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

[Signatures continue on next page]

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

MIDTOWN EXPRESS, LLC a Delaware limited liability company

By:	/s/ William P. Healy
Name: William P. Healy
Title: President

OSP SERVICES, LLC a Delaware limited liability company

By:	/s/ William J. Ptak
Name: William J. Ptak
Title: President

VCI UTILITY SERVICES, INC. a Delaware corporation

By:	/s/ Frank G. Madera
Name: Frank G. Madera
Title: President

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Aamir Saleem
Name: Aamir Saleem
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swingline Lender

	By:	/s/ Matthew N. Walt
Name: Matthew N. Walt
Title: Vice President

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

BRANCH BANKING AND TRUST COMPANY

By:	/s/ C. William Buchholz
Name: C. William Buchholz
Title: Senior Vice President

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Britton Cole
Name: Britton Cole
Title: Senior Vice President

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

SUNTRUST BANK

By:	/s/ Chris Hursey
Name: Chris Hursey
Title: Director

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

CITIZENS BANK

By:	/s/ Jason Upham
Name: Jason Upham
Title: Assistant Vice President

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

FIFTH THIRD BANK

By:	/s/ David C. Jackson
Name: David C. Jackson
Title: Senior Vice President

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

COMPASS BANK

By:	/s/ Peter R. Luwin
Name: Peter R. Luwin
Title: Senior Vice President

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

REGIONS BANK

By:	/s/ Alfred J. Bacchi
Name: Alfred J. Bacchi
Title: Senior Vice President

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

GOLDMAN SACHS BANK USA

By:	/s/ Goldman Sachs Bank USA
Name: Goldman Sachs Bank USA
Title: Authorized Signatory

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT

FLORIDA COMMUNITY BANK

By:	/s/ Jonathan Simoens
Name: Jonathan Simoens
Title: Senior Vice President

DYCOM INDUSTRIES, INC.
SECOND AMENDMENT